INCOME TAX	6 Months Ended
Jun. 30, 2026
Major components of tax expense (income) [abstract]
INCOME TAX	INCOME TAX
The Company is subject to income tax on an entity basis on profits arising in or derived from the jurisdictions in which Legend and its subsidiaries are domiciled and operate. The Company had an income tax expense of $23.5 million for the six months ended June 30, 2026 compared to an income tax expense of $2.4 million for the six months ended June 30, 2025. The year-over-year increase was primarily driven by an increase in taxable income across Legend Biotech's U.S., Belgium and People's Republic of China ("PRC") entities. The Company continues to negotiate an advance pricing agreement with the Chinese Tax Authority, which will determine a transfer pricing methodology between the Company's legal entities. Although a formal agreement has not yet been executed, the Company has reflected management's best estimate of the expected tax consequences including the cumulative impact of a change in estimate based on the information available as of June 30, 2026.
While the Company has accrued for matters management believes are probable and estimable, the final outcome with a tax authority may result in a tax liability that is materially different from that reflected in the consolidated financial statements.